UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2010
Woodward Governor Company
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 E Drake Road, Fort Collins, Colorado	80525

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 482-5811
Not applicable
(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 22, 2010, the Board of Directors of Woodward Governor Company approved a quarterly cash dividend of $0.06 per share, payable on March 1, 2010 to shareholders of record as of February 16, 2010.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release of Woodward Governor Company dated January 22, 2010
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WOODWARD GOVERNOR COMPANY
Date: January 22, 2010	By:	/s/ A. Christopher Fawzy
		Name:	A. Christopher Fawzy
		Title:	Corporate Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary